UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

ASPEN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24786	04-2739697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Wheeler Road, Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders on December 6, 2012, three proposals were presented to stockholders:

1.              Election of two Class I directors to serve until the 2015 Annual Meeting of Stockholders;

2.              Ratification of selection of independent registered public accounting firm for fiscal 2013; and

3.              Approval, on an advisory basis, of the compensation of our named executive officers as identified in the proxy statement for the annual meeting.

Each proposal passed.   The votes with respect to the proposals are set forth below.

1)       Election of Two Class I Directors to Serve Until the 2015 Annual Meeting of Stockholders

Nominee	For	Withhold	Broker Non-Votes
Mark E. Fusco	64,728,755	21,152,754	3,652,244
Gary E. Haroian	46,631,684	39,249,825	3,652,244

2)       Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal 2013

For	Against	Abstain	Broker Non-Votes
89,430,172	24,257	79,324	(0)

3)       Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
83,453,561	2,009,886	418,062	3,652,244

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 6, 2012	By:	/s/ Frederic G. Hammond
Senior Vice President, General Counsel and Secretary